SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 1, 2004



                               MOVADO GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)



           NEW YORK                     0-22378                  13-2595932
 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)

                     650 FROM ROAD
                  PARAMUS, NEW JERSEY                              07652
       (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (201) 267-8000

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 1, 2004, Movado Group, Inc. (the "Company") completed the previously announced acquisition of the Ebel business (the "Ebel Business") from LVMH Moet Hennessy Louis Vuitton ("LVMH") pursuant to a Share Purchase and Transfer of Assets and Liabilities Agreement, dated December 22, 2003, between Concord Watch Company SA, a wholly-owned subsidiary of the Company (the "Purchaser"), and Sofidiv SAS, a wholly-owned subsidiary of LVMH (the "Seller"), as amended by Amendment dated March 1, 2004 (the "Purchase Agreement"), except for the acquisition of the Ebel Business in Germany, which the Company expects to complete on or about April 15, 2004. The transaction was effected through (i) the acquisition by the Purchaser from the Seller of all of the outstanding shares of capital stock of Ebel SA, a wholly-owned subsidiary of the Seller engaged in the Ebel Business, and (ii) the transfer of certain additional assets and liabilities related to the Ebel Business from certain affiliates of the Seller to certain affiliates of the Purchaser.

         The total purchase price, which was based in part on the net book value of the transferred assets, was CHF 47,873,387.50 cash (approximately $37,937,545 based on exchange rates as at February 27, 2004), subject to post-closing adjustments. The Company funded the acquisition from cash on hand. The Company currently intends to use the acquired assets in the continued operation of the Ebel Business.

         The foregoing summary of the acquisition is qualified in its entirety by the specific terms and provisions of the Purchase Agreement. A copy of the Share Purchase and Transfer of Assets and Liabilities Agreement is filed as
Exhibit 2.1 to this report and a copy of the Amendment is filed as Exhibit 2.2 to this report and each is incorporated herein by reference.

ITEM 5.  OTHER EVENTS

         The Company issued a press release on March 1, 2004 announcing the completion of the acquisition of the Ebel Business. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements of businesses acquired.

         It is impractical for the Company to provide the financial statements required by this Item 7(a) at this time. In accordance with Item 7(a)(4) of Form 8-K, the required financial statements will be filed by amendment to this report no later than 60 days after the date that this report must be filed.

         (b)      Pro forma financial information.

         It is impractical for the Company to provide the financial statements required by this Item 7(b) at this time. In accordance with Item 7(b)(2) of Form 8-K, the required

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financial statements will be filed by amendment to this report no later than 60 days after the date that this report must be filed.

         (c)      Exhibits

                  2.1 Share Purchase and Transfer of Assets and Liabilities Agreement, dated December 22, 2003 (schedules to the Share Purchase and Transfer of Assets and Liabilities Agreement, a list of which appears therein, have been omitted but will be furnished to the Securities and Exchange Commission upon request)

                  2.2      Amendment, dated March 1, 2004

                  99.1     Press Release, dated March 1, 2004



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MOVADO GROUP, INC.


Date:  March 15, 2004                  By:  /s/ Timothy F. Michno
                                            -----------------------------------
                                            Name:      Timothy F. Michno
                                            Title:     General Counsel and
                                                       Secretary



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                                  EXHIBIT INDEX

         2.1 Share Purchase and Transfer of Assets and Liabilities Agreement, dated December 22, 2003 (schedules to the Share Purchase and Transfer of Assets and Liabilities Agreement, a list of which appears therein, have been omitted but will be furnished to the Securities and Exchange Commission upon request)

         2.2      Amendment, dated March 1, 2004

         99.1     Press Release, dated March 1, 2004